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                                                                  CONFORMED COPY

                           SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of February 22, 2000, made by
            UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), and the subsidiaries of UCAR from time to time party hereto (the "SUBSIDIARY GRANTORS", and together with UCAR, Global and the Borrower, the "GRANTORS") in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK as collateral agent for the Secured Parties (such term and each other capitalized term used but not otherwise defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank).

                          W I T N E S S E T H:


            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the accounts of the LC Subsidiaries upon the terms and subject to the conditions set forth therein; and

            WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Issuing Bank to issue the Letters of Credit that the Grantors guarantee payment and performance of the obligations under the Credit Agreement and the other Loan Documents;

            WHEREAS, in satisfaction of such condition, the Grantors have entered into certain Guarantee Agreements for the benefit of the Secured Parties;

            WHEREAS, it is a further condition precedent to the obligations of the Lenders to make the Loans and the Issuing Bank to issue the Letters of Credit that the Grantors shall have executed and delivered this Security Agreement;


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            NOW, THEREFORE, in consideration of the premises and to induce the
Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Issuing Bank to issue Letters of Credit, each of the Grantors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

            1.  DEFINED TERMS.

            1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products and Instruments.

            (b) The following terms shall have the following meanings:

            "ACCOUNT DEBTOR": any Person who may become obligated to any Grantor under, with respect to or on account of an Account.

            "ACCOUNTS": with respect to each Grantor, any and all right, title and interest of such Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from Affiliates of such person.

            "ACCOUNTS RECEIVABLE": with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or to become due, whether now or hereafter arising in the future.

            "AGREEMENT": this Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

            "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "COLLATERAL": the meaning assigned to such term in Section 2 of this Agreement.

            "COLLATERAL ACCOUNT": any collateral account established by the Collateral Agent as provided in Section 5.3 or Section 7.2.

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            "COMMODITY ACCOUNT": an account maintained by a Commodity
      Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

            "COMMODITY CONTRACT": a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

            "COMMODITY CUSTOMER": a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

            "COMMODITY INTERMEDIARY": (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

            "CONTRACTS": with respect to each Grantor, all rights of such Grantor under contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is permitted without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from such other person (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the Code as in effect on the date hereof.


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            "DOCUMENTS":  with respect to each Grantor, all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Collateral.

            "ENTITLEMENT HOLDER": a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

            "EQUIPMENT": with respect to each Grantor, all equipment, furniture and furnishings, tools, accessories, parts and supplies of every kind and description, wherever located, now or hereafter existing, and all improvements, accessions or appurtenances thereto, including Fixtures, and all other tangible personal property whether or not similar to any of the foregoing items which are now or hereafter acquired by such Grantor (it being understood that "Equipment" does not include Vehicles).

            "FINANCIAL ASSET": (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under
      Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

            "FIXTURES": with respect to each Grantor, all items that would otherwise constitute items of Collateral, whether now owned or hereafter acquired, that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

            "GENERAL INTANGIBLES": with respect to each Grantor, the meaning assigned to such term in the Uniform Commercial Code in effect in the State of New York on the date hereof to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is permitted without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from such other person (it being understood that the foregoing shall not be deemed

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      to obligate such Grantor to obtain such consents); PROVIDED that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in
      Section 9-318 of the Code as in effect on the date hereof; PROVIDED, FURTHER, that "General Intangibles" shall not include any of the items referred to in Section 2(h).

            "INDEMNITEES": the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

            "INVENTORY": all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

            "INVESTMENT PROPERTY": all Securities (whether certificated or uncertificated), Financial Assets, Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

            "OBLIGATIONS": with respect to each Grantor, all obligations of UCAR and its subsidiaries (including, without limitation, Global, the Borrower, each LC Subsidiary and such Grantor) in respect of (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of UCAR, Global, the Borrower and the Subsidiaries under the Credit Agreement and the other Loan Documents (including, without limitation, all monetary


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      obligations of the Intercompany Borrowers under the Intercompany Notes and
      Intercompany Borrower Agreements, but only for so long as the Intercompany Notes and the rights of the Borrower under the Intercompany Borrower Agreements are pledged to the Collateral Agent under one or more Pledge Agreements as security for the Obligations), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Borrower and the Subsidiaries, monetary or otherwise, under each Interest/Exchange Rate Protection Agreement entered into with any counterparty that (i) was a Lender (or an Affiliate thereof) at the time such Interest/Exchange Rate Protection Agreement was entered into or (ii) (A) was a "Lender" (or an Affiliate thereof) as defined in the Existing Credit Agreements at the time such Interest/Exchange Rate Protection Agreement was entered into and (B) was one of the initial Lenders under the Credit Agreement (or an Affiliate thereof) and (d) all obligations of the Guarantors under the Guarantee Agreements;

            "PERFECTION CERTIFICATE": a certificate substantially in the form of Annex I hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of each of UCAR and the Borrower on behalf of UCAR and the Borrower.

            "PROCEEDS": with respect to each Grantor, any consideration received from the sale, exchange or other disposition of any asset or property which constitutes Collateral owned by it, any value received as a consequence of the possession of any such Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes such Collateral, and shall include, without limitation, (a) all cash and negotiable instruments received or held on behalf of the Collateral Agent pursuant to Section 5.3 and (b) any claim of such Grantor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

            "SECURITIES": any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is


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      divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

            "SECURITIES ACCOUNT": an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

            "SECURITIES ENTITLEMENTS": the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

            "SECURITIES INTERMEDIARY": (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

            "VEHICLES": all cars, trucks, trailers and other motor vehicles covered by a certificate of title law of any state.

            1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


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            2. GRANT OF SECURITY INTEREST. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in, all of such Grantor's right, title and interest in, to and under the all of the following property now owned or at any time hereafter acquired by such Grantor, subject to Permitted Liens (as defined below) (collectively, with respect to each Grantor, the "COLLATERAL"):

            (a) all Accounts Receivable;

            (b) all Contracts;

            (c) all Documents;

            (d) all Equipment;

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Inventory;

            (h) all Investment Property;

            (i) all books and records pertaining to the Collateral; and

            (j) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Notwithstanding anything contained in this Agreement or any Loan Document to the contrary, "Collateral" shall not include any property of the type specified in Sections 2(b), (d) (to the extent such Equipment constitutes Fixtures), (e), (f) and (g) if the granting of a Lien by such Grantor hereunder would violate the terms of, or otherwise constitute a default under, any document or instrument to which any Loan Party is a party (other than those documents or instruments between or among the Loan Parties and/or their Affiliates only) relating to the ownership of, or pertaining to any rights or interests held in such property; PROVIDED that the terms to be violated or default that would result in the event of the granting of the Lien hereunder are typical or customary in connection with the document or instrument to which they relate.


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            Such security interests are granted as security only and shall not subject any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

            3. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, as to itself and the Collateral in which the security interest is created by it hereunder, that:

            3.1. TITLE AND AUTHORITY. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained subject to Liens permitted pursuant to Section 7.02 of the Credit Agreement (including any such Lien expressly permitted pursuant to such Section 7.02 in respect of which a release in a form acceptable to the Collateral Agent has been delivered to the Collateral Agent) (the "PERMITTED LIENS").

            3.2 FILINGS. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in
Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

            3.3. VALIDITY OF SECURITY INTEREST. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.2 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant


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to the Uniform Commercial Code or other applicable law in such jurisdictions.
The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

            3.4. ABSENCE OF OTHER LIENS. The Collateral is owned by the Grantors free and clear of any Lien except for Permitted Liens. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral or (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

            4. COVENANTS. Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

            4.1 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If an Event of Default shall have occurred and be continuing and if any amount payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by any promissory note, other instrument or chattel paper, upon the request of the Collateral Agent, such promissory note, instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

            4.2 MAINTENANCE OF INSURANCE. Such Grantor shall maintain insurance policies in accordance with the requirements of Section 6.02 of the Credit Agreement.

            4.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. (a) Such Grantor shall cause all filings and other actions listed in SCHEDULE 6 to the Perfection Certificate to be taken. Such Grantor shall maintain the security interests created by this Agreement as first perfected security interests subject only to Permitted Liens and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

            (b) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the


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Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

            4.4 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor shall not, except
(x) upon prior written notice to the Collateral Agent and delivery to the Collateral Agent of a written supplement to the Perfection Certificate (duly executed by a Financial Officer and the chief legal officer of each of UCAR and the Borrower on behalf of UCAR and the Borrower) showing the additional location or locations at which Collateral shall be maintained, and (y) if filings under the UCC or otherwise have been made which maintain in favor of the Collateral Agent a valid, legal and perfected security interest in such Collateral subject to no liens, other than Permitted Liens,

            (a) permit any of the Inventory or Equipment owned by it to be kept at a location other than those listed in the Perfection Certificate, except for Inventory and Equipment in transit between locations described in this paragraph (a) or transferred to a foreign Subsidiary in a transaction permitted by the Credit Agreement;

            (b) change the location of its chief executive office and chief place of business from that specified in Perfection Certificate; or

            (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Collateral Agent in connection with this Agreement would become seriously misleading.

            4.5 FURTHER IDENTIFICATION OF COLLATERAL. Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral owned by it and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            4.6 NOTICES. Such Grantor shall advise the Collateral Agent promptly, in reasonable detail, at its address set forth in Section 10.01 of the Credit Agreement of:

            (a) any Lien (other than security interests created hereby or Permitted Liens) on any material portion of the Collateral; and

            (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of (i) the Collateral owned by it and (ii) all other Collateral (as such term is defined in the other


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      Security Documents) of the Borrower and its U.S. Subsidiaries taken as a whole.

            4.8 COLLATERAL AGENT'S LIABILITIES AND EXPENSES; INDEMNIFICATION.
(a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All of such liabilities shall, as between the Collateral Agent and the Grantors, be borne exclusively by the Grantors.

            (b) Each Grantor hereby agrees to pay all expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 10.03 of the Credit Agreement.

            (c) Any amounts payable by a Grantor as provided hereunder shall be additional Obligations of it secured hereby and by the other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

            4.9 USE AND DISPOSITION OF COLLATERAL. A Grantor shall not (i) make or permit to be made an assignment, pledge or hypothecation of the Collateral owned by it, and shall grant no other security interest in such Collateral (other than pursuant hereto or except for any Permitted Liens) or (ii) make or permit to be made any transfer of such Collateral, and shall remain at all times in possession thereof other than transfers to the Collateral Agent pursuant to the provisions hereof; notwithstanding the foregoing, such Grantor may use and dispose of such Collateral in any lawful manner not in violation of the provisions of this Agreement, the Credit Agreement or any other Loan Document to which it is a party, unless the Collateral Agent shall, after an Event of Default shall have occurred and during the continuance thereof, notify such Grantor not to sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral other than Inventory in the ordinary course of business, Permitted Foreign Transfers and other than any other transfers between the


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Borrower or a Wholly Owned Subsidiary that is a Grantor and a Borrower or a
Wholly Owned Subsidiary that is a Grantor.

            5.  PROVISIONS RELATING TO ACCOUNTS.

            5.1 GRANTORS REMAIN LIABLE UNDER ACCOUNTS. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            5.2 ANALYSIS OF ACCOUNTS. The Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Collateral Agent's reasonable request and at the expense of each Grantor, each Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's reasonable satisfaction the existence, amount and terms of any Accounts.

            5.3 COLLECTIONS ON ACCOUNTS. (a) The Collateral Agent hereby authorizes each Grantor to collect the Accounts, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent as provided in Section 7.3, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor.

            (b) At the Collateral Agent's reasonable request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            5.4 REPRESENTATIONS AND WARRANTIES. (a) As of the date hereof, the place where each Grantor keeps its records concerning the Accounts is at the location listed in Section 2(b) of the Perfection Certificate.

            (b) As of the date hereof, the amounts owing with respect to Accounts of obligors which are Governmental Authorities do not constitute more than 15% of the average aggregate amount owing on the Accounts owing to UCAR and any Subsidiaries, taken as a whole, during the most recently ended period of twelve consecutive calendar months.

            5.5 COVENANTS. (a) The amount represented by each Grantor to the Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such account debtor or debtors thereunder.

            (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business if the Collateral Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances during the continuance of such Event of Default.

            (c) Unless a Grantor shall deliver prior written notice, identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in Section 5.4(a).

            6.  PROVISIONS RELATING TO CONTRACTS.

            6.1 GRANTORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Secured Party of any payment relating to such Contract pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.2 COMMUNICATION WITH CONTRACTING PARTIES. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with parties to the Contracts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Contracts.

            7.  REMEDIES.

            7.1 NOTICE TO ACCOUNT DEBTORS AND CONTRACT PARTIES. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Collateral Agent.

            7.2 PROCEEDS TO BE TURNED OVER TO COLLATERAL AGENT. In addition to the rights of the Collateral Agent and the Secured Parties specified in Section
5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Collateral Agent's request be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, upon the Collateral Agent's request (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Sections VIII(h) and VIII(i) of the Credit Agreement shall be deemed to constitute a request by the Collateral Agent for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in a Collateral Account maintained under the sole dominion and control of the Collateral Agent and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall subject to Section 7.3 continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7.3.

            7.3 APPLICATION OF PROCEEDS. If an Event of Default shall have occurred and be continuing, and the Collateral Agent shall have requested a Grantor to take any action set forth in Section 5.3(a) or 7.2 or the Collateral Agent shall have taken any action pursuant to Section 7.4, the Collateral Agent shall apply the proceeds as follows:

            FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all reasonable court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any LC Disbursement or Letter of Credit or under any Interest/Exchange Rate Protection Agreement, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them;

            THIRD, to the payment and discharge in full of the Obligations (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

            FOURTH, after payment in full of all Obligations, to the applicable Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

            7.4 CODE REMEDIES. If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Collateral or reasonably relating to such Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 7.3, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

            7.5 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay (i) in the case of each of UCAR and Global, its Obligations or those of the Borrower (including as guarantor) and (ii) in the case of each other Grantor, the Obligations and the reasonable fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

            8. COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT; COLLATERAL AGENT'S PERFORMANCE OF GRANTORS' OBLIGATIONS.

            8.1 POWERS. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

            (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

            (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof,

            (c) to execute, in connection with any sale provided for in Section
      7.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (d)(i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (vii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon such Collateral and the Collateral Agent's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

            8.2 PERFORMANCE BY COLLATERAL AGENT OF GRANTOR'S OBLIGATIONS. If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            8.3 GRANTOR'S REIMBURSEMENT OBLIGATION. The expenses of the Collateral Agent reasonably incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.12 of the Credit Agreement, from the date payment is demanded by the Collateral Agent to the date reimbursed by a Grantor, shall be payable by the Borrower to the Collateral Agent on demand.

            8.4 RATIFICATION; POWER COUPLED WITH AN INTEREST. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            9. DUTY OF COLLATERAL AGENT. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. No Secured Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            10. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, each Grantor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            11. AUTHORITY OF COLLATERAL AGENT. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

            12. NOTICES. All notices, requests and demands to or upon the Secured Parties or the Grantors under this Agreement shall be given or made in accordance with Section 10.01 of the Credit Agreement and addressed as follows:

               (a) if to any Secured Party, UCAR, Global or the Borrower, in accordance with Section 10.01 of the Credit Agreement;

               (b) if to any other Grantor, at its address set forth under its signature below.

            13. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

            14. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance of any Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as any Letter of Credit is outstanding and so long as the Commitments have not been terminated.

            15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER

INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

            16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or any Secured Party or its properties in the courts of any jurisdiction.

            (b) Each Grantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            17. RELEASE. (a) This Agreement and the security interest created hereunder shall terminate when all Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments under the Credit Agreement and no Letters of Credit are outstanding, at which time the Collateral Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this
Section 17(a) shall be without recourse to or warranty by the Collateral Agent.

            (b) A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all the Capital Stock of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of UCAR in a transaction permitted pursuant to Section 7.05 of the Credit Agreement. Any Collateral granted hereunder shall be released (automatically and without further action on the part of the Collateral Agent) upon the sale, transfer or other disposition of such Collateral to a transferee who is not a "Grantor" hereunder, to the extent that such sale, transfer or other disposition is permitted under the Credit Agreement.

            18. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            19.  AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.

            19.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Collateral Agent; PROVIDED that any provision of this Agreement may be waived by the Required Lenders pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

            19.2 NO WAIVER BY COURSE OF CONDUCT. No Secured Party shall by any act (except by a written instrument pursuant to Section 19.1 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

            20. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            21. SECTION HEADINGS. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Secured Parties and their successors and assigns; PROVIDED that this Agreement may not be assigned by any Grantor without the prior written consent of the Collateral Agent.

            23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            24. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

            25. ADDITIONAL GRANTORS. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Domestic Subsidiary of an instrument in the form of Exhibit A-1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    UCAR INTERNATIONAL INC.

                                      by  /S/ NANCY M. FALLS
                                        ----------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    UCAR GLOBAL ENTERPRISES INC.

                                    by /S/ NANCY M. FALLS
                                       -----------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    UCAR FINANCE INC.

                                    by /S/ NANCY M. FALLS
                                       -----------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    EACH OF THE SUBSIDIARY
                                    GRANTORS LISTED ON SCHEDULE I HERETO

                                    by /S/ NANCY M. FALLS
                                       -----------------------------------------
                                          Name: Nancy M. Falls
                                          Title:  Treasurer

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent

                                    by  /S/ DEBORAH DESANTIS
                                        ----------------------------------------
                                          Name: Deborah DeSantis
                                          Title: Vice President

                                                                      SCHEDULE I
                                                       TO THE SECURITY AGREEMENT


                           SUBSIDIARY GRANTORS



UCAR Carbon Company Inc.

UCAR Holdings II Inc.

UCAR Holdings III Inc.

UCAR International Trading Inc.

UCAR Composites Inc.

                                                                  EXHIBIT A-1 TO
                                                              SECURITY AGREEMENT


                        SUPPLEMENT NO. dated as of [], to the Security Agreement
                  dated as of February 22, 2000 (the "SECURITY AGREEMENT"), made by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), and the subsidiaries of UCAR from time to time party thereto (the "SUBSIDIARY GRANTORS", and together with UCAR and the Borrower, the "GRANTORS") in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in
                  Article I of the Credit Agreement).

            A. Reference is made to the Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank.

            B. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 25 of the Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW GRANTOR") is a U.S. Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Grantor agree as follows:

            SECTION 1. In accordance with Section 25 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Grantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

            SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.

            SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

            SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

            IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                    [NAME OF NEW GRANTOR],

                                      by

                                        Name:
                                        Title:

                                    Address:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent,

                                      by

                                        Name:
                                        Title:

                                                                         ANNEX I
                                                       to the SECURITY AGREEMENT



                             PERFECTION CERTIFICATE

      Reference is made to (a) the Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among UCAR International Inc., a Delaware corporation ("UCAR"), UCAR Global Enterprises Inc., a Delaware corporation ("GLOBAL"), UCAR Finance Inc., a Delaware corporation (the "BORROWER"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank, and (b) the Security Agreement dated as of the date hereof (the "SECURITY AGREEMENT"), among UCAR, Global, the Borrower, the subsidiary grantors from time to time party thereto and the Collateral Agent. Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Security Agreement, or, if not defined therein, in the Credit Agreement.

      The undersigned, a Financial Officer and the chief legal officer, respectively, of each of UCAR and the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

      1.    NAMES.

      (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

      (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

      (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

      (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

      (e) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

      2.  CURRENT LOCATIONS.

      (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

GRANTOR                 MAILING ADDRESS         COUNTY            STATE


      (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

GRANTOR                 ADDRESS                 COUNTY            STATE


      (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor                 ADDRESS                 COUNTY            STATE


      (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

GRANTOR                 ADDRESS                 COUNTY            STATE



      (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

GRANTOR      NAME         ADDRESS            COUNTY       STATE


      3. UNUSUAL TRANSACTIONS. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

      4. FILE SEARCH REPORTS. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

      5. UCC FILINGS. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

      6. SCHEDULE OF FILINGS. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

      7. FILING FEES. All fees and taxes payable in connection with the filings described in Section 5 above, other than nominal filing fees, have been paid.

      8. STOCK OWNERSHIP. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding equity interests of the Borrower and each Subsidiary and the record and beneficial owners of such equity interests. Also set forth on Schedule 8 is each equity investment of the Borrower, Holdings and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

      9. NOTES. Attached hereto as Schedule 9 is a true and correct list of all notes held by Holdings, the Borrower and each Subsidiary and all intercompany notes between the Borrower, Holdings and each Subsidiary and between each Subsidiary and each other such Subsidiary.

      10. ADVANCES. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by UCAR and any subsidiary of UCAR to UCAR or any subsidiary of UCAR, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under one or more Pledge Agreements, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to UCAR or any Subsidiary.

      11. MORTGAGE FILINGS. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause
(i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

      IN WITNESS WHEREOF, the undersigned have duly executed this certificate on
this [  ] day of   [             ].

                                    UCAR INTERNATIONAL INC.,

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:      [Financial Officer]

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:      [Chief Legal Officer]



                                    UCAR FINANCE INC.,

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:      [Financial Officer]

                                    by:
                                       -----------------------------------------
                                       Name:
                                       Title:      [Chief Legal Officer]

                                                                      SCHEDULE 1
                                                   to the PERFECTION CERTIFICATE


                   CHANGES IN CORPORATE STRUCTURE AND IDENTITY

                                                                   SCHEDULE 4(A)
                                                   to the PERFECTION CERTIFICATE


                               FILE SEARCH REPORTS

Attached hereto.

                                                                   SCHEDULE 4(B)
                                                   to the PERFECTION CERTIFICATE


                     EXISTING FINANCING STATEMENTS AND LIENS

Attached hereto.

                                                                      SCHEDULE 5
                                                   to the PERFECTION CERTIFICATE


                           FORM OF FINANCING STATEMENT

Attached hereto.

                                                                         ANNEX I
                                                      to UCC Financing Statement

            (a) The following types or items of property, whether now owned or at any time hereafter acquired by the Debtor named in the Financing Statement to which this Annex I is attached (the "DEBTOR") or in which the Debtor now has or at any time in the future may acquire any right, title or interest, are covered by the Financing Statement to which this Annex I is attached (collectively, the "COLLATERAL"): all rights of the Debtor in Accounts Receivable, Additional Collateral, Collateral Accounts, Contracts, Documents, Equipment, Fixtures, General Intangibles, Intellectual Property, Investment Property, Inventory, Pledged Securities, all books and records pertaining to the foregoing and all Proceeds of any and all of the foregoing.

            (b) The following terms shall have the following meanings:

            "ACCOUNTS": any and all right, title and interest of the Debtor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from affiliates of the Debtor.

            "ACCOUNTS RECEIVABLE": all right, title and interest of the Debtor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now existing or hereafter arising in the future.

            "ADDITIONAL COLLATERAL": all rights of the Debtor under any guarantees, security agreements or other instruments or documents guaranteeing or securing certain intercompany notes pledged pursuant to, and more particularly described in, the Pledge Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT") dated as of February 22, 2000, made by the Debtor and certain other parties for the benefit of the Secured Parties.

            "COLLATERAL ACCOUNT": any collateral account established by the Secured Party named in the Financing Statement to which this Annex I is attached (the "SECURED Party") as provided (i) in Section 5.3 or Section
      7.2 of the Security Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") dated as of February 22, 2000, made by the Debtor and certain other parties for the benefit of the Secured Parties or (ii) in Section 8(a) or Section 15 of the Pledge Agreement.

            "COMMODITY ACCOUNT": an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

            "COMMODITY CONTRACT": a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

            "COMMODITY CUSTOMER" : a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

            "COMMODITY INTERMEDIARY" : (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

            "CONTRACTS": all rights of the Debtor under contracts and agreements to which the Debtor is a party or under which the Debtor has any right, title or interest or to which the Debtor or any property of the Debtor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of the Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Debtor to exercise all remedies thereunder, in each case to the extent the grant by the Debtor of a security interest in its rights under such contract or agreement is permitted without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from such other person (it being understood that the foregoing shall not be deemed to obligate the Debtor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or any money or other amounts due or to become due under any such contract or agreement to the extent provided in
      Section 9-318 of the Uniform Commercial Code of the State of New York as in effect on February 22, 2000.

            "COPYRIGHTS": all of the following now or hereafter owned by the
      Debtor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

            "COPYRIGHT LICENSE": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Debtor or which the Debtor otherwise has the right to license, or granting any right to the Debtor under any Copyright now or hereafter owned by any third party, and all rights of the Debtor under any such agreement.

            "DOCUMENTS": all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, Equipment, General Intangibles, Inventory and Proceeds.

            "ENTITLEMENT HOLDER": a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

            "EQUIPMENT": all equipment, furniture and furnishings, tools, accessories, parts and supplies of every kind and description, wherever located, now or hereafter existing, and all improvements, accessions or appurtenances thereto, including Fixtures, and all other tangible personal property whether or not similar to any of the foregoing items which are now or hereafter acquired by the Debtor (it being understood that "Equipment" does not include cars, trucks, trailers and other motor vehicles covered by a certificate of title law of any state).

            "FINANCIAL ASSET": (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under
      Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

            "FIXTURES": all items that would otherwise constitute items of Collateral, whether now owned or hereafter acquired, that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

            "GENERAL INTANGIBLES": as defined in the Uniform Commercial Code of the State of New York in effect on February 22, 2000, including, all intangible, intellectual or other similar property of the Debtor of any kind or nature now owned or hereafter acquired by the Debtor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations, franchises, and all other intellectual or other similar property rights not otherwise described above, to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by the Debtor of a security interest in its rights under such contract or agreement is not prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate the Debtor to obtain such consents), PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Debtor of a security interest in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the Uniform Commercial Code of the State of New York as in effect on April 22, 1998, and provided, FURTHER, that "General Intangibles" shall not include any of the books and records pertaining to the Collateral except to the extent that the grant of a security interest in General Intangibles owed by affiliates not incorporated or otherwise organized in the United States of America would result in material adverse tax or legal consequences to the Debtor.

            "INSTRUMENTS": as defined in the Uniform Commercial Code of the State of New York as in effect on February 22, 2000.

            "INTELLECTUAL PROPERTY": all of the following, whether now owned or hereafter acquired by Debtor: (a) Patents, including all granted Patents, recordings and pending applications, (b) Trademarks, including all registered Trademarks, registrations, recordings, and pending applications, (c) Copyrights, including all registered Copyrights, registrations, recordings, supplemental registrations and pending applications, (d) Licenses, (e) General Intangibles and (f) all products and Proceeds (including insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the property described above.

            "INVENTORY": all right, title and interest of the Debtor in and to goods intended for sale or lease by such person, or consumed in such person's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

            "INVESTMENT PROPERTY": all Securities (whether certificated or uncertificated), Financial Assets, Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Debtor, whether now owned or hereafter acquired by any Debtor.

            "LICENSE": any Patent License, Trademark License, Copyright License or other similar license or sublicense as to which the Debtor is a party (other than those license or sublicense agreements which by their terms prohibit assignment or a grant of a security interest by the Debtor as licensee thereunder).

            "PATENT LICENSE": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by the Debtor or which the Debtor otherwise has the right to license, is in existence, or granting to the Debtor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of the Debtor under any such agreement.

            "PATENTS": all the following now or hereafter owned by the Debtor:
      (a) all letters patent of the United States or any other country, including patents, design patents or utility models, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

            "PLEDGED NOTES": all the promissory notes evidencing any debt of any nature whatsoever that may be issued or granted by any issuer to the

      Debtor while the Pledge Agreement is in effect that are required to be pledged under the Pledge Agreement.

            "PLEDGED SECURITIES": the Pledged Stock and the Pledged Notes.

            "PLEDGED STOCK": all the stock certificates, options or rights of any nature whatsoever that may be issued or granted by any issuer to the Debtor while the Pledge Agreement is in effect that are required to be pledged under the Pledge Agreement.

            "PROCEEDS": any consideration received from the sale, exchange or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, without limitation, (a) all cash and negotiable instruments received or held on behalf of the Secured Party,
      (b) any claim of the Debtor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by the Debtor or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by the Debtor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by the Debtor,
      (iii) past, present or future breach of any License, (iv) past, present or future infringement of any Copyright now or hereafter owned by the Debtor or licensed under a Copyright License and (v) any and all amounts from time to time paid or payable under or in connection with any of the Collateral and (c) all "proceeds" (as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on February 22, 2000) of the Pledged Securities and any Additional Collateral and all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

            "SECURED PARTIES": the collateral agent, each lender, the issuing bank and each other person to which any obligation is owed under the Credit Agreement, the Pledge Agreement, the Security Agreement and any and all other agreements and instruments executed or delivered in connection with the credit facilities extended under the Credit Agreement.

            "SECURITY INTEREST": any interest in any type of asset including without limitation personal property, real property, intellectual property, goods, equipment, contract rights and rights of payment that has been created, granted, pledged or conveyed under the laws of any jurisdiction and that secures the payment or performance of an obligation.

            "SECURITIES" : any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

            "SECURITIES ACCOUNT": an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

            "SECURITY ENTITLEMENTS": the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

            "SECURITIES INTERMEDIARY": (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

            "TRADEMARK LICENSE": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by the Debtor or that the Debtor otherwise has the right to license, or granting to the Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of the Debtor under any such agreement.


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                                                                               8


            "TRADEMARKS": all of the following now or hereafter owned by the
      Debtor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith or symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.